UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017

_______________________
UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operations and Financial Condition.
On April 26, 2017, Univest Corporation of Pennsylvania (the “Corporation”), parent company of Univest Bank and Trust Co., issued a press release reporting 2017 first quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Effective April 26, 2017, the Corporation appointed Natalye Paquin to serve as an alternate director of the Corporation with a term expiring at the 2018 annual shareholders meeting.

Mrs. Paquin was an Independent Director of National Penn Bancshares from 2006 to 2016, prior to its acquisition by BB&T. Mrs. Paquin currently serves as the Chief Transformation Officer for the Girl Scouts of the USA. Prior to this position, Mrs. Paquin served as CEO of the Girl Scouts of Eastern Pennsylvania from 2010 to 2015 and was the Executive Vice President and Chief Operating Officer of the Kimmel Center, Inc., from 2006 to 2010. Mrs. Paquin also served as Chief of Staff and then Chief Operating Officer for the School District of Philadelphia from 2002 to 2006 as well as served in many capacities for the City of Chicago including Managing Deputy Commissioner for the City's Department of Transportation, as well as Senior Advisor to the Board President, and Chief Purchasing Officer for the Chicago Public Schools from 1994 to 2001. Her work in education began as a Regional Attorney with the United States Department of Education, Office for Civil Rights. She began her career in private practice as a litigation attorney.

Mrs. Paquin is a Trustee of Rosemont College and serves on the National Advisory Board of the Salvation Army, is a former Board member of The Mid-Atlantic Arts Foundation, and is Past Board Chair of The Philadelphia Award Foundation. Mrs. Paquin holds a Juris Doctor degree from DePaul University College of Law, and a Bachelor of Science degree from Florida A & M University. She was a national fellow of the Broad Urban Superintendents Academy and completed Executive Education Programs at Harvard and Loyola Business Schools.

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Univest Corporation of Pennsylvania on April 26, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Roger S. Deacon
Name:	Roger S. Deacon
Title:	Senior Executive Vice President,
Chief Financial Officer
April 26, 2017

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Univest Corporation of Pennsylvania on April 26, 2017.